SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                 Amendment No. 1

Filed by the Registrant   |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.a-11(c) or ss. 240.a-12


                                BE AEROSPACE, INC
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules a-6(i)(1) and 0-11.

    1)    Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

    2)    Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

    4)    Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

    5)    Total fee paid:

          ----------------------------------------------------------------------


|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    1)     Amount Previously Paid:
                                  ----------------------------------------------

    2)     Form Schedule or Registration Statement No.:
                                                       -------------------------

    3)     Filing Party:
                        --------------------------------------------------------

    4)     Date Filed:
                      ----------------------------------------------------------

                               BE AEROSPACE, INC.
                            1400 Corporate Center Way
                            Wellington, Florida 33414

                              ---------------------

                          SUPPLEMENTAL PROXY MATERIALS
                               DATED JULY 19, 1999

                              --------------------

Dear Stockholder:

                  On June 28, 1999, we mailed a Proxy Statement (the "Proxy Statement") relating to our August 4, 1999 annual meeting of stockholders. Proposal No. 2 in the Proxy Statement ("Proposal 2") requested your approval of an amendment to increase the number of shares of Common Stock available for grant under the Company's Amended and Restated 1989 Stock Option Plan (the "1989 Plan") from 3,700,000 to 4,400,000, an increase of 700,000 shares.

                  After the Proxy Statement was mailed, it came to our attention that the original 10 year term was due to expire in July 1999. Consequently, on July 16, 1999, the Board of Directors unanimously approved, subject to stockholder approval, an additional amendment to the 1989 Plan extending the term of the plan to July 18, 2004.

                  Extending the term of the 1989 Plan will enable us to continue to grant stock options to our employees, consultants and advisors. By incentivising individuals with grants of options in the Company, the 1989 Plan enhances our ability to attract and retain employees, consultants and advisors who are in a position to make significant contributions to our success. Without the extension, we will be unable to continue granting stock options under the 1989 Plan. A description of the 1989 Plan and the options outstanding thereunder is set forth in the Proxy Statement.

                  These supplemental proxy materials (the "Proxy Supplement") constitute a revision of Proposal 2 to include the extension of the term of the 1989 Plan. As a result, your vote on Proposal 2 will be a vote regarding the following:

                  o To increase the number of shares available for grant under the 1989 Plan from 3,700,000 to 4,400,000, an increase of 700,000 shares; and
                                                     ---
                  o      To extend the term of the 1989 Plan to July 18, 2004.

                  The affirmative vote of a majority of the shares present, in person or by proxy, is required to approve the amendments to the 1989 Plan.

                  The Board of Directors unanimously recommends that you vote your proxy FOR this revised Proposal 2.

                  For your convenience, we enclose an additional form of proxy with this Proxy Supplement. If you have already delivered your proxy, your vote regarding Proposal 2 will be deemed a vote regarding the revised Proposal 2 as described in this Proxy Supplement. If you have not yet delivered your proxy, you may use the enclosed form of proxy to vote on the revised Proposal 2 as well as the other proposals set forth in the Proxy Statement.

                  You may revoke your proxy at any time. Consequently, if you have already delivered your proxy but wish to change your vote on Proposal 2 or any other proposal set forth in the Proxy Statement you may do so by: (i) returning to the Company another properly signed proxy bearing a later date;
(ii) otherwise delivering a written revocation to the Secretary of the Company; or (iii) attending the August 4th annual meeting and voting the shares represented by the proxy in person.

                  Shares represented by the enclosed form of proxy, if properly executed and returned, and not revoked, will be voted at the meeting in accordance with their instructions. In the absence of contrary instructions, the persons named as proxies will vote FOR the revised Proposal 2 described in this Proxy Supplement.

                  Except as otherwise set forth in this Proxy Supplement, the terms and conditions previously set forth in the Proxy Statement remain applicable in all respects to the proxy solicitation and this Proxy Supplement should be read in conjunction with the Proxy Statement. Unless the context requires otherwise, terms not defined in this Proxy Supplement have the meanings ascribed to them in the Proxy Statement.

                  A copy of the Proxy Statement is available without charge by contacting the Company toll free at 1-888-223-2376 or writing to BE Aerospace, Inc., Attention Investor Relations, 1400 Corporate Center Way, Wellington, Florida 33414.


                                                     Sincerely,

                                                     /s/ Amin J. Khoury
                                                     Amin J. Khoury
                                                     Chairman

--------------------------------------------------------------------------------

PROXY                            ANNUAL MEETING OF                        PROXY
                                 BE AEROSPACE, INC.
                                   August 4, 1999


     The undersigned hereby constitutes and appoints Messrs. Thomas P. McCaffrey and Edmund J. Moriarty, or either of them, with full power of substitution to each, proxies to vote and act at the Annual Meeting of Stockholders of BE Aerospace, Inc. (the "Company") to be held on August 4, 1999 in the Conference Center, 36th Floor, Ropes & Gray; One International Place, Boston, Massachusetts at 10:30 a.m., and at any adjournments thereof (the "Meeting"), upon and with respect to the number of shares of Common Stock, par value $0.01 per share, that the undersigned would be entitled to vote if personally present. The undersigned hereby instructs such proxies, or their substitutes, to vote on those matters appearing on the reverse side hereof as specified by the undersigned and in such manner as they may determine on any other matters which may come before the Meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged. All proxies heretofore given by the undersigned in respect of the Meeting are hereby revoked.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. Unless otherwise specified in the boxes provided on the reverse side hereof, this Proxy will be voted FOR both nominees for Director, a vote FOR proposal 2 and a vote AGAINST proposal 3, and in the discretion of the named proxies as to any other matter that may properly come before the Meeting.

                                                              ----------------
                 (Continued and to be signed on reverse side) SEE REVERSE SIDE
                                                              ----------------

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

  [X] Please mark your votes as in this example.


                                      The Board unanimously recommends a vote
                                               FOR Proposals 1 and 2.


                     FOR            WITHHELD
                     ALL            FROM ALL
1. Election of     NOMINEES         NOMINEES
   two Class II      [  ]             [  ]           Nominees: Robert J. Khoury
   Directors
                                                               Hansjorg Wyss


[ ]
   -------------------------------------------------
   To withhold authority to vote for any nominee(s) print that nominee's name in the space provided above.


                                           FOR    AGAINST  ABSTAIN
2. Amend the 1989 Stock Option Plan.       [  ]     [  ]     [  ]


-------------------------------------------------------------------
The Board unanimously recommends a
     vote AGAINST Proposal 3.
                                           FOR    AGAINST  ABSTAIN
3. Proposal to adopt the MacBride          [  ]     [  ]     [  ]
   Principles.
-------------------------------------------------------------------

Signature:                                 Date:
          ---------------------------------     -------------------

Signature:                                 Date:
          ---------------------------------     -------------------
NOTE: Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. Each joint owner should sign.